UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2017

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into a Material Definitive Agreement.

Fourth Amended and Restated Stockholder Agreement
On January 26, 2017, the Board of Directors (“Board”) of Autobytel Inc. (“Autobytel” or “Company”) authorized Robert J. Mylod, Jr., William Ferriolo and Julio Gonzalez Arrivillaga, each individually, to purchase up to 25,000 shares of Autobytel common stock, $0.001 par value (“Common Stock”), in open market transactions. Additionally, the Compensation Committee of the Board granted stock options to purchase 5,000 shares of Common Stock to Mr. Arrivillaga in connection with his service to the Company as an employee of a wholly owned, indirect subsidiary of the Company. The foregoing authorizations and options were contingent upon the execution of the Fourth Amended and Restated Stockholder Agreement, which was executed and became effective as of March 1, 2017, by and between Autobytel and the parties set forth on the signature pages thereto (“Stockholder Agreement”). Any purchases by Messrs. Mylod, Ferriolo and/or Arrivillaga must comply with the Stockholder Agreement, Autobytel’s Securities Trading Policy, and applicable law, rules, and regulations.
The Stockholder Agreement also permits any grants authorized by the Board, now or in the future, of options to purchase shares of Common Stock, stock appreciation rights, restricted stock, restricted stock units, and other share-based awards under any of the Company’s then-current equity incentive plans to any restricted stockholders in connection with such restricted stockholders’ service to the Company.
 The foregoing description of the Stockholder Agreement is not complete and is qualified in its entirety by reference to the Stockholder Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Tax Benefit Preservation Plan Exemption

In connection with the foregoing authorizations and the execution of the Stockholder Agreement, the Board exercised its discretionary authority under the Company’s Tax Benefit Preservation Plan (“NOL Plan”) to deem the restricted stockholder parties to the Stockholder Agreement not to be an “Acquiring Person” (as defined in the NOL Plan) and to grant an exemption under the NOL Plan to permit: (i) the open market purchase transactions by Messrs. Mylod, Ferriolo, or Arrivillaga, (ii) the foregoing stock option grant to Mr. Arrivillaga, and (iii) any grants authorized by the Board, now or in the future, of options to purchase shares of Common Stock, stock appreciation rights, restricted stock, restricted stock units, and other share-based awards under any of the Company’s then-current equity incentive plans to any restricted stockholders in connection with such restricted stockholders’ service to the Company. The foregoing exemption is subject to and in reliance upon, the restricted stockholders entering into and remaining in compliance with the terms and conditions set forth in the Stockholder Agreement.

The foregoing description of the NOL Plan does not purport to be complete and is qualified in its entirety by reference to the Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan, dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits
10.1	Fourth Amended and Restated Stockholder Agreement, made as of March 1, 2017, by and among Autobytel Inc. and the parties set forth on the signature pages thereto.
10.2
Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2017	AUTOBYTEL INC.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document
10.1	Fourth Amended and Restated Stockholder Agreement, made as of March 1, 2017, by and among Autobytel Inc. and the parties set forth on the signature pages thereto.
10.2
Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).